[LOGO]	MONY LIFE INSURANCE COMPANY 1290 Avenue of the Americas
New York NY 10104

Dodie Kent
Vice President and Associate General Counsel
212-314-3970
Fax: 212-707-1791

September 10, 2013

Via EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	MONY Variable Account A (the “Registrant”) Registration Nos.:
333-72714 and 811-06218 MONY Variable Annuity
333-92320 and 811-06218 MONY L Variable Annuity
333-92312 and 811-06218 MONY C Variable Annuity
333-72259 and 811-06218 MONY Custom Master
033-37722 and 811-06218 The MONYMaster, FPVA II
033-37718 and 811-06218 The ValueMaster
033-38299 and 811-06218 The MONYMaster, FPVA I

Commissioners:

MONY Life Insurance Company (“MONY”), on behalf of the Registrant, has sent to contract owners semi-annual reports for the period ended June 30, 2013 for the following mutual funds in which the Registrant invests:

•	AXA PREMIER VIP TRUST – UNDERLYING FUNDS:
•	AXA Aggressive Allocation
•	AXA Conservative Allocation
•	AXA Conservative-Plus Allocation
•	AXA Moderate Allocation
•	AXA Moderate-Plus Allocation
•	Multimanager Multi-Sector Bond
•	Multimanager Small Cap Growth

•	EQ ADVISORS TRUST – UNDERLYING FUNDS:
•	All Asset Growth-Alt 20
•	EQ/AllianceBernstein Small Cap Growth
•	EQ/BlackRock Basic Value Equity
•	EQ/Boston Advisors Equity Income
•	EQ/Calvert Socially Responsible
•	EQ/Capital Guardian Research
•	EQ/Core Bond Index
•	EQ/Equity Growth PLUS
•	EQ/GAMCO Mergers and Acquisitions
•	EQ/GAMCO Small Company Value
•	EQ/Global Multi-Sector Equity
•	EQ/Intermediate Government Bond
•	EQ/Large Cap Value Index
•	EQ/Large Cap Value PLUS
•	EQ/MFS International Growth
•	EQ/Mid Cap Index
•	EQ/Mid Cap Value PLUS
•	EQ/Money Market
•	EQ/Montag & Caldwell Growth
•	EQ/Morgan Stanley Mid Cap Growth
•	EQ/PIMCO Ultra Short Bond
•	EQ/Quality Bond PLUS
•	EQ/Small Company Index
•	EQ/T. Rowe Price Growth Stock
•	EQ/UBS Growth and Income

•	AIM VARIABLE INSURANCE FUNDS – Series 1-A:
•	Invesco V.I. Diversified Dividend
•	Invesco V.I. Global Core Equity
•	Invesco V.I. Global Health Care
•	Invesco V.I. Technology

•	DREYFUS INVESTMENT PORTFOLIOS-SERVICE.B/INITIAL A CLASS.
•	Dreyfus Stock Index Fund, Inc.

•	FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS – Service Class-B:
•	Contrafund®

•	FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS – Class 2-B:
•	Franklin Income Securities
•	Franklin Rising Dividends Securities

•	JANUS ASPEN SERIES – Institutional-A and Service-B Shares:
•	Janus Aspen Balanced
•	Janus Aspen Enterprise
•	Janus Aspen Forty
•	Janus Aspen Overseas
•	Janus Aspen Global Research

•	MFS® VARIABLE INSURANCE TRUST – Initial Class-A:
•	MFS® Utilities Series

•	OPPENHEIMER VARIABLE ACCOUNT FUNDS – Service Class-B:
•	Oppenheimer Global Securities Fund/VA

•	PIMCO VARIABLE INSURANCE TRUST – Administrative Class-A:
•	PIMCO Global Bond Portfolio (Unhedged)

•	PROFUNDS – Investor Shares-B:
•	ProFund VP Bear
•	ProFund VP Rising Rates Opportunity
•	ProFund VP UltraBull

Some of the funds listed above may not be available under every contract offered by the Registrant.

MONY understands that the Funds have filed or will file their reports with the Commission under separate cover.

Please direct any question or comment to the undersigned.

Very truly yours,

/s/ Dodie Kent
Dodie Kent